Exhibit 21

                              LIST OF SUBSIDIARIES
                                       OF
                                  SUNOPTA INC.

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          Name of Company                     Date of                 Jurisdiction of                 Ownership
                                          Incorporation or             Incorporation
                                            Acquisition
-------------------------------------------------------------------------------------------------------------------------
            SunOpta Inc.                        1973                   Federal Canada                    100%
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      1108176 Ontario Limited                   1995                       Ontario                       100%
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           Temisca, Inc.                        2000                       Quebec                        100%
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        4157656 Canada Inc.                     1989                       Canada                        100%
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        1510146 Ontario Inc.                    2001                       Ontario                       100%
-------------------------------------------------------------------------------------------------------------------------
             SunOpta LP                         2001                      Delaware                       100%
-------------------------------------------------------------------------------------------------------------------------
    3060385 Nova Scotia Company                 2001                     Nova Scotia                     100%
-------------------------------------------------------------------------------------------------------------------------
            SunOpta LLC                         2001                      Delaware                       100%
-------------------------------------------------------------------------------------------------------------------------
      SunRich Food Group, Inc.                  2000                      Minnesota                      100%
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    Northern Food & Dairy, Inc.                 2000                      Minnesota                      100%
-------------------------------------------------------------------------------------------------------------------------
       SunOpta Aseptic, Inc.                    2000                      Minnesota                      100%
-------------------------------------------------------------------------------------------------------------------------
           Sunrich, Inc.                        1999                      Minnesota                      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            Name of Company                       Date of                  Jurisdiction of               Ownership
                                             Incorporation or               Incorporation
                                                Acquisition
-------------------------------------------------------------------------------------------------------------------------
International Materials & Supplies, Inc.            2001                      New York                       100%
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Drive Organics Corporation                          2002                  British Columbia                   100%
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SunOpta Ingredients, Inc.                           2002                      Delaware                       100%
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SunOpta Ingredients Canada, Ltd.                    2002                   Federal Canada                    100%
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Sonne Labs, Inc.                                    2003                    North Dakota                     100%
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Pro Organics Marketing (Quebec) Inc.                2003                       Quebec                        100%
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Kettle Valley Dried Fruits Inc.                     2003                     Washington                      100%
-------------------------------------------------------------------------------------------------------------------------
SunOpta Holding Co.                                 2003                      Delaware                       100%
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SunOpta Financing Co.                               2003                      Delaware                       100%
-------------------------------------------------------------------------------------------------------------------------